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                                                                   EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the use of our report and to all references to our firm included in or made a part of this Registration Statement on Form S-1.



                                        ARTHUR ANDERSEN LLP


Los Angeles, California
June 18, 1997